PLAN OF MERGER	6 Months Ended
Jun. 30, 2022
New Dragonfly
PLAN OF MERGER

NOTE 11 – PLAN OF MERGER

On May 15, 2022, the Company entered into an agreement and plan of merger with Chardan NexTech Acquisition Corp. (“CNTQ”), which, among other things, provides for CNTQ to be merged with and into the Company with the Company being the surviving company in the merger. The aggregated consideration to be paid to the equity holders of the company will be equal to the sum of (a) the aggregate merger consideration plus (b) the earnout consideration, if any. As a result of the Merger, CNTQ, will immediately be renamed Dragonfly Energy (“New Dragonfly”). Immediately prior to the consummation of the Merger, the Company’s outstanding preferred stock will automatically convert into shares of the Company’s common stock at the then-effective conversion ratio. Concurrent with the agreement and plan of merger, the Company and CCM Investments 5 LLC, an affiliate of Chardan Capital Markets (the “Equity Facility Investor”), entered into an equity facility letter agreement (the “Equity Facility”), pursuant to which New Dragonfly will have the right from time to time at its option to direct the Equity Facility Investor to purchase up to a specified maximum amount of shares of New Dragonfly’s common stock, up to a maximum aggregate purchase price of $150,000,000 over the 36-month term of the Equity Facility. The Equity Facility will be structured to allow New Dragonfly, on the terms and subject to the conditions thereof, to raise funds from the issuance of equity on a periodic basis outside the context of a traditional underwritten follow-on offering. The boards of directors of both CNTQ and the Company have approved the proposed Merger. Completion of the Merger is subject to approval of CNTQ’s shareholders and the satisfaction or waiver of certain other customary closing conditions.